RESTRUCTURING AND IMPAIRMENTS	0 Months Ended
Dec. 31, 2013
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 20—IMPAIRMENTS, RESTRUCTURING AND OTHERS:

Impairments, restructuring and others consisted of the following:

	Year ended December 31 ,
	2013	2012	2011

	(U.S. $ in millions)
Impairment of long-lived assets (see also notes 6 and 8)	$524	$1,071	$201
Restructuring	201	221	192
Contingent consideration	36	(40)	-
Acquisition costs and other expenses	27	7	37
Total	$788	$1,259	$430

Impairments

In determining the estimated fair value of the long-lived assets, Teva utilized a discounted cash flow model. The key assumptions within the model related to forecasting future revenue and operating income, an appropriate weighted average cost of capital, and an appropriate terminal value based on the nature of the long-lived asset. The Company's updated forecasts of net cash flows for the impaired assets reflect, among other things, the following: (i) for research and development in-process assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risks associated with these assets; and (ii) for product rights, an increased competitive environment.

Charges for impairments, restructuring and others in 2013 amounted to $788 million, compared to $1.3 billion for 2012.

Impairment of long-lived assets in 2013 amounted to $524 million, comprised of:

1.        Identifiable intangible assets - $393 million:

a.       Product rights impairment of $227 million are comprised mainly of a $112 million impairment due to current market conditions and supply chain challenges in Japan, product rights impairment of $41 million of multiple products in Europe, and a $23 million impairment of product rights for Cenestin® related to API constraints. Impairments of product rights for the year ended December 31, 2012 were $233 million.

b.       In-process R&D impairments of $166 million are comprised mainly of a $99 million impairment of armodafinil (Nuvigil®) for the treatment of bi-polar disorder following the negative results of the third pivotal clinical trial and a $54 million impairment of Zoely® following negative Phase III trial results. Impairment of in-process R&D for the year ended December 31, 2012 amounted to $625 million.

2.        Non-current investments of $70 million mainly comprised of Mediwound for $25 million and Andromeda for $15 million. Impairments of non-current investments for the year ended December 31, 2012 amounted to $23 million.

3.       Property, plant and equipment - $61 million, based on management decisions regarding their expected use, which triggered a reassessment of fair value. In 2012, property, plant and equipment impairment was $190 million.

Restructuring

For the year ended December 31, 2013, Teva recorded $201 million of restructuring expenses, compared to $221 million for the year ended December 31, 2012.

In October 2013, management announced the acceleration of its company-wide cost-savings plan, which will include several initiatives including a reduction in the number of employees. Most costs are likely to be incurred throughout 2014 as the details of the plan are finalized and accounting criteria for expense recognition are met.

Contingent consideration

For the year ended December 31, 2013, Teva recorded a contingent consideration expense of $36 million mainly due to changes in evaluation factors on in-process R&D purchased in the Cephalon acquisition, compared to a contingent consideration benefit of $40 million recorded mainly as a result of impairing long-lived assets during 2012, which decreased associated milestone payment liabilities, previously recorded in connection with the Cephalon acquisition.